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                                                                    EXHIBIT 10.4

               AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment")
                                                                   ---------
dated as of August 1, 2001, is entered into among KCI FUNDING CORPORATION (the "Seller"), KPMG CONSULTING, INC. (the "Servicer"), MARKET STREET FUNDING
 ------                                --------
CORPORATION (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator
                  ------
(the "Administrator").
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                                    RECITALS

     1. The Seller, Servicer, Issuer and Administrator are parties to the Receivables Purchase Agreement dated as of May 22, 2000 (the "Agreement"); and
                                                              ---------

     2. The parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without
        ---------------------
definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

     2. Amendment to Agreement. Section 2(k) of Exhibit IV to the Agreement is
        ----------------------  ------------    ----------
hereby amended by deleting the current text in its entirety and replacing it with the following:

"(k) The Servicer shall perform and comply with each of the covenants and agreements contained in Sections 8.2.3, 8.2.11, 8.2.12, 8.2.14-20 and 8.3.9 of
                        --------------  ------  ------  ---------     -----
the Credit Facility, as such sections and any related definitions, exhibits and ancillary provisions may be amended, modified, renumbered or relocated from time to time in accordance with the Credit Facility, each of which covenants and agreements, together with all related definitions, exhibits and ancillary provisions, are hereby incorporated in this Agreement by reference as though specifically set forth in this Section 2(k) and shall survive, as amended or
                               ------------
modified up to such point, the termination and/or expiration of the Credit Facility."

     3. Representations and Warranties. The Seller hereby represents and
        ------------------------------
warrants to the Issuer and the Administrator as follows:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
     contained in Exhibit III of the Agreement are true and correct as of the
                  -----------
     date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

          (b) Enforceability. The execution and delivery by each of the Seller
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     and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have

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     been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms.

          (c) No Default. Both before and immediately after giving effect to
              ----------
     this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

     4. Effect of Amendment. All provisions of the Agreement, as expressly
        -------------------
amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date
        -------------
hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

     6. Counterparts. This Amendment may be executed in any number of
        ------------
counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. Governing Law. This Amendment shall be governed by, and construed in
        -------------
accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

     8. Section Headings. The various headings of this Amendment are included
        ----------------
for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.



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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                KCI FUNDING CORPORATION,
                                as Seller

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                KPMG CONSULTING, INC.,
                                as Servicer

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                MARKET STREET FUNDING CORPORATION,
                                as Issuer

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                PNC BANK, NATIONAL ASSOCIATION,
                                as Administrator

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

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